THIRD QUARTER 2023 RESULTS NASDAQ: FULT Data as of or for the period ended September 30, 2023 unless otherwise noted

This presentation may contain forward-looking statements with respect to Fulton Financial Corporation's (the "Corporation") financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Management’s "2023 Outlook" contained herein is comprised of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2022, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023 and June 30, 2023 and other current and periodic reports, which have been, or will be, filed with the Securities and Exchange Commission (the "SEC") and are, or will be, available in the Investor Relations section of the Corporation’s website (www.fultonbank.com) and on the SEC’s website (www.sec.gov). The Corporation uses certain financial measures in this presentation that have been derived by methods other than generally accepted accounting principles ("GAAP"). These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. FORWARD-LOOKING STATEMENTS 2

A DEPOSIT PORTFOLIO THAT REMAINS GRANULAR, TENURED AND DIVERSIFIED 3

4 THE LOAN MIX IS DIVERSIFIED, GRANULAR, WITH LOW CRE AND LOW OFFICE CONCENTRATIONS

THE OFFICE PORTFOLIO HAS BEEN ORIGINATED OVER TIME, WILL MATURE OVER TIME, AND REMAINS GRANULAR AND DIVERSE 5

(1) Non-GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. INCOME STATEMENT SUMMARY 6 3Q23 2Q23 3Q22 (dollars in thousands, except per-share data) Net interest income $213,842 $212,852 $215,582 Provision for credit losses 9,937 9,747 18,958 Non-interest income 55,961 60,589 59,215 Securities gains (losses) — (4) (53) Non-interest expense 171,020 168,018 162,552 Merger-related expenses — — 7,006 Income before income taxes 88,846 95,672 86,228 Income taxes 16,749 16,065 15,357 Net income 72,097 79,607 70,871 Preferred stock dividends (2,562) (2,562) (2,562) Net income available to common shareholders $69,535 $77,045 $68,309 Net income available to common shareholders, per share (diluted) $0.42 $0.46 $0.40 Operating net income available to common shareholders, per share (diluted)(1) $0.43 $0.47 $0.48 ROAA 1.04% 1.17% 1.07% Operating ROAA(1) 1.08% 1.18% 1.25% ROAE 11.25% 12.59% 11.24% ROAE (tangible)(1) 15.17% 16.52% 17.31% Efficiency ratio(1) 61.5% 60.1% 57.8%

THE NONINTEREST-BEARING DEPOSIT MIX HAS TRENDED UP OVER TIME DESPITE PERIODIC CHANGES IN INTEREST RATES 7

NET INTEREST INCOME AND MARGIN Net Interest Income & Net Interest Margin Average Interest-Earning Assets & Yields Average Deposits and Borrowings & Other & Cost of Funds (DOLLARS IN MILLIONS) (DOLLARS IN BILLIONS) (DOLLARS IN BILLIONS) 8 $22 $21 $21 $21 $21 $1 $2 $3 $3 $3 0.31% 0.72% 1.27% 1.70% 1.92% 0.18% 0.42% 0.82% 1.32% 1.56% Cost of Deposits Cost of Funds Borrowings & Other Deposits 3Q22 4Q22 1Q23 2Q23 3Q23 $12 $15 $18 $21 $24 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $216 $226 $216 $213 $214 3.54% 3.69% 3.53% 3.40% 3.40% Net Interest Income Net Interest Margin (Fully-taxable equivalent basis, or FTE) 3Q22 4Q22 1Q23 2Q23 3Q23 $50 $75 $100 $125 $150 $175 $200 $225 $250 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% 4.50% $20 $20 $20 $21 $21 $5 $5 $5 $5 $4 3.83% 4.36% 4.73% 4.99% 5.20% Loans Securities & Other Interest-Earning Asset Yield (FTE) 3Q22 4Q22 1Q23 2Q23 3Q23 $5 $10 $15 $20 $25 4.00% 6.00% 8.00% 10.00%

ASSET QUALITY (DOLLARS IN MILLIONS) Provision for Credit Losses Non-Performing Loans ("NPLs") & NPLs to Loans Net Charge-offs ("NCOs") and NCOs to Average Loans ACL(2) to NPLs & Loans 9(1) Includes the CECL Day 1 provision for credit losses of $8.0 million for the acquired Prudential Bancorp, Inc. loan portfolio. (2) The allowance for credit losses (“ACL”) relates specifically to "Loans, net of unearned income" and does not include reserves related to off-balance-sheet credit exposures. $19 $15 $25 $10 $10 3Q22 4Q22 1Q23 2Q23 3Q23 $— $5 $10 $15 $20 $25 $30 $193 $172 $165 $148 $141 0.98% 0.85% 0.80% 0.70% 0.67% NPL NPLs/Loans 3Q22 4Q22 1Q23 2Q23 3Q23 $100 $125 $150 $175 $200 0.00% 0.50% 1.00% $0 $12 $14 $2 $5 0.01% 0.23% 0.27% 0.04% 0.10% Net charge-offs/(recoveries) NCOs/Average Loans (annualized) 3Q22 4Q22 1Q23 2Q23 3Q23 $0 $3 $6 $9 $12 $15 $18 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 138% 157% 169% 195% 208% 1.35% 1.33% 1.35% 1.37% 1.38% ACL/NPLs ACL/Loans 3Q22 4Q22 1Q23 2Q23 3Q23 50% 75% 100% 125% 150% 175% 200% 225% 1.00% 1.25% 1.50% 1.75% 2.00% (1)

NON-INTEREST INCOME(1) (1) Excluding investment securities gains. Three months ended September 30, 2023 (percent of total non-interest income) 10 Decreases in: n Other income from a $3.0 million market valuation movement in our commercial customer interest rate swap program resulting from the reference rate transition from the London Inter-Bank Offered Rate ("LIBOR") to the Secured Overnight Financing Rate ("SOFR"). n Commercial banking customer interest rate swap fees from ongoing operations. Increases in: n Wealth management due to a favorable impact from the equity markets for the period and stronger revenues from the Fulton Private Bank division of Fulton Bank, N.A.. n Consumer banking primarily due to overdraft fees. 35% 6% 21% 35% 3% 3Q23 2Q23 Change (dollars in thousands) n Commercial Banking $19,722 $23,145 ($3,423) n Wealth Management 19,413 18,678 735 n Consumer Banking 12,173 11,720 453 n Mortgage Banking 3,190 2,940 250 n Other 1,463 4,106 (2,643) Total $55,961 $60,589 ($4,628) Non-interest income decreased 7.6% from 2Q23(1) due primarily to:

NON-INTEREST EXPENSE Three months ended September 30, 2023 (percent of total non-interest expense) 11 57% 10% 8% 7% 3% 2% 1% 12% 3Q23 2Q23 Change (dollars in thousands) n Salaries and Benefits $96,757 $94,102 $2,655 n Data Processing and Software 16,914 16,776 138 n Net Occupancy 14,561 14,374 187 n Other Outside Services 12,094 10,834 1,260 n FDIC Insurance 4,738 4,895 (157) n Equipment 3,475 3,530 (55) n Marketing 1,913 1,655 258 n Other 20,568 21,852 (1,284) Total $171,020 $168,018 $3,002 Increases in: n Salaries and employee benefits expense primarily due to one additional calendar day. n Other outside services driven by a number of corporate initiatives. Decreases in: n Other expense primarily due to a decrease in charitable contributions and gain on sales from fixed asset disposals. . Non-interest expense increased 1.8% from 2Q23 due primarily to:

CAPITAL RATIOS(1) 12 (1) Regulatory capital ratios and excess capital amounts as of September 30, 2023 are preliminary estimates. (2) Excesses shown are to regulatory minimums, including the 250 basis point capital conservation buffer, except for Tier 1 Leverage which is the well- capitalized minimum. 9.4% 10.1% 11.0% 13.8% Regulatory Minimums Excess Tier 1 Leverage CE Tier 1 Tier 1 Risk-Based Total Risk-Based —% 2.5% 5.0% 7.5% 10.0% 12.5% 15.0% 17.5% $1,168 $566 $716 $759 (as of September 30, 2023) (dollars in millions) (2)

CAPITAL RATIOS ADJUSTED FOR UNREALIZED LOSSES ON INVESTMENT SECURITIES(1) 13 (1) Regulatory capital ratios and excess capital amounts as of September 30, 2023 are preliminary estimates. (2) Excesses shown are to regulatory minimums, including the 250 basis point capital conservation buffer, except for Tier 1 Leverage which is the well-capitalized minimum. (3) Tier 1 Leverage and CE Tier 1 capital ratios were adjusted to incorporate unrealized losses, net of tax, on held-to-maturity investment securities of $156.7 million and unrealized losses net of tax, on available-for-sale investment securities of $371.0 million. (4) Non-GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 6.2% 7.5% 7.8% —% 2.5% 5.0% 7.5% 10.0% 12.5% $653 $183 (as of September 30, 2023) (dollars in millions) n Regulatory Minimums n Excess(2) | | | | | | | | | | | | | Tier 1 Leverage(3) CE Tier 1(3) TCE(4)

A COMMITTED AND HEALTHY LIQUIDITY PROFILE WITH SIGNIFICANT COVERAGE 14 (dollars in thousands)(dollars in thousands)

2023 OUTLOOK 15 Net interest income: $845 - $855 million(1) Non-interest income: $220 - $230 million(2) Provision for credit losses: $55 - $65 million Non-interest expense: $665 million +/-(3) Effective tax rate: 17.5% +/- (1) Assumes Fed Funds Rate increase of 25 bps in November 2023. Updated as of 3Q23, previously: $830 - $840 million. (2) Excludes investment securities gains and the 3Q23 market valuation amount for the movement related to our commercial customer swap program. (3) Updated as of 3Q23, previously: $645 - $660 million.

NON-GAAP RECONCILIATION 16 Note: The Corporation has presented the following non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Three months ended (dollars in thousands) Sep 30 Jun 30 Sep 30 2023 2023 2022 Operating net income available to common shareholders Net income available to common shareholders $69,535 $77,045 $68,309 Plus: Core deposit intangible amortization 441 912 514 Plus: Merger-related expenses — — 7,006 Plus: CECL Day 1 Provision expense — — 7,954 Plus: Interest rate derivative transition valuation(1) 2,958 — — Less: Tax impact of adjustments (714) (192) (3,250) Operating net income available to common shareholders (numerator) $72,220 $77,765 $80,533 Weighted average shares (diluted) (denominator) 166,023 167,191 168,781 Operating net income available to common shareholders, per share (diluted) $0.43 $0.47 $0.48 (1) Resulting from the reference rate transition from LIBOR to SOFR in the Corporation's commercial customer interest rate swap program.

NON-GAAP RECONCILIATION 17 Three months ended (dollars in thousands) Sep 30 Jun 30 Sep 30 2023 2023 2022 Operating return on average assets Net income $72,097 $79,607 $70,871 Plus: Core deposit intangible amortization 441 912 514 Plus: Merger-related expenses — — 7,006 Plus: CECL Day 1 Provision expense — — 7,954 Plus: Interest rate derivative transition valuation(1) 2,958 — — Less: Tax impact of adjustments (714) (192) (3,250) Operating net income (numerator) $74,782 $80,327 $83,095 Total average assets $27,377,836 $27,235,567 $26,357,095 Less: Average net core deposit intangible (5,548) (6,417) (8,053) Total average operating assets (denominator) $27,372,288 $27,229,150 $26,349,042 Operating return on average assets 1.08% 1.18% 1.25% (1) Resulting from the reference rate transition from LIBOR to SOFR in the Corporation's commercial customer interest rate swap program.

NON-GAAP RECONCILIATION 18 Three months ended (dollars in thousands) Sep 30 Jun 30 Sep 30 2023 2023 2022 Return on average common shareholders' equity (tangible) Net income available to common shareholders $69,535 $77,045 $68,309 Plus: Intangible amortization 601 1,072 690 Plus: Merger-related expenses — — 7,006 Plus: CECL Day 1 Provision expense — — 7,954 Plus: Interest rate derivative transition valuation(1) 2,958 — — Less: Tax impact of adjustments (747) (225) (3,287) Operating net income available to common shareholders (numerator) $72,347 $77,892 $80,672 Average shareholders' equity $2,645,977 $2,647,464 $2,604,057 Less: Average preferred stock (192,878) (192,878) (192,878) Less: Average goodwill and intangible assets (561,578) (563,146) (562,285) Average tangible common shareholders' equity (denominator) $1,891,521 $1,891,440 $1,848,894 Return on average common shareholders' equity (tangible) 15.17% 16.52% 17.31% (1) Resulting from the reference rate transition from LIBOR to SOFR in the Corporation's commercial customer interest rate swap program.

NON-GAAP RECONCILIATION 19 (dollars in thousands) Three months ended Sep 30 Jun 30 Sep 30 Efficiency ratio 2023 2023 2022 Non-interest expense $171,020 $168,018 $169,558 Less: Amortization of tax credit investments — — (696) Less: Merger-related expenses — — (7,006) Less: Intangible amortization (601) (1,072) (690) Non-interest expense (numerator) $170,419 $166,946 $161,166 Net interest income $213,842 $212,852 $215,582 Tax equivalent adjustment 4,442 4,405 3,970 Plus: Total non-interest income 55,961 60,585 59,162 Plus: Interest rate derivative transition valuation(1) 2,958 — — Less: Investment securities (gains) losses, net — 4 53 Total revenue (denominator) $277,203 $277,846 $278,767 Efficiency ratio 61.5% 60.1% 57.8% (1) Resulting from the reference rate transition from LIBOR to SOFR in the Corporation's commercial customer interest rate swap program.

20 Three months ended (dollars in thousands) Sep 30 2023 Adjusted tangible common equity to tangible assets (TCE Ratio) Shareholders' equity $ 2,566,693 Less: Preferred stock (192,878) Less: Goodwill and intangible assets (561,284) Less: Unrealized gain/(loss) - HTM (202,590) Less: Tax impact of adjustments 45,887 Adjusted tangible common shareholders' equity (numerator) $ 1,655,828 Total assets $ 27,380,836 Less: Goodwill and intangible assets (561,284) Less: Unrealized gain/(loss) - HTM (202,590) Less: Tax impact of adjustments 45,887 Adjusted total tangible assets (denominator) $ 26,662,849 Adjusted tangible common equity to tangible assets 6.2 % NON-GAAP RECONCILIATION